UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 29, 2006

(Date of earliest event reported)

Grande Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware		74-3005133
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

401 Carlson Circle, San Marcos, TX	78666
(Address of principal executive offices)	(Zip Code)

(512) 878-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction a.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 29, 2006, Grande Communications Networks, Inc. (“Networks”), a Delaware corporation and wholly-owned subsidiary of Grande Communications Holdings, Inc. (the “Company”), entered into a letter agreement (“Amendment No. 5”) amending the terms of the System Purchase Agreement dated as of October 29, 2001 (the “Purchase Agreement”), by and among Tellabs North America, Inc., a Delaware corporation (“Seller”), as the successor-in-interest to Advanced Fibre Access Corporation, the assignee of Marconi Communications, Inc., and Networks, as assignee of Grande Communications, Inc., as amended by the letter dated December 16, 2002, the letter dated February 20, 2004, the letter dated August 10, 2004, and Amendment No. 4 dated August 13, 2004.

The Purchase Agreement provides for the purchase by Networks and sale by Seller of telecommunications systems and products and contained certain minimum purchase obligations on the part of Networks.

Amendment No. 5 eliminates the minimum purchase obligations of Networks and provides that Networks will, among other things, purchase from Seller approximately $3.6 million in equipment. A copy of Amendment No. 5 is attached to this Form 8-K as Exhibit 10.1

The Company previously entered into Amendment No. 4 to the Purchase Agreement, the terms of which have been superseded by Amendment No. 5. A copy of Amendment No. 4 is attached to this Form 8-K as Exhibit 10.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as a part of this report:

Exhibit No.	Description
10.1	Letter Agreement, dated as of December 29, 2006, amending the System Purchase Agreement, dated October 29, 2001, by and between Tellabs North America, Inc., as the successor-in-interest to Advanced Fibre Access Corporation, the assignee of Marconi Communications, Inc., and Grande Communications Networks, Inc., as assignee of Grande Communications, Inc., as amended by the letter dated December 16, 2002, the letter dated February 20, 2004, the letter dated August 10, 2004, and Amendment No. 4 dated August 13, 2004.

10.2	Amendment No. 4, dated as of August 13, 2004, to the System Purchase Agreement, dated October 29, 2001, by and between Advanced Fibre Access Corporation, the assignee of Marconi Communications, Inc., and Grande Communications, Inc., as amended by the letter dated December 16, 2002, the letter dated February 20, 2004, and the letter dated August 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANDE COMMUNICATIONS HOLDINGS, INC.

Date:	January 8, 2007	By:	/s/ Michael Wilfley
Michael Wilfley
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
10.1	Letter Agreement, dated as of December 29, 2006, amending the System Purchase Agreement, dated October 29, 2001, by and between Tellabs North America, Inc., as the successor-in-interest to Advanced Fibre Access Corporation, the assignee of Marconi Communications, Inc., and Grande Communications Networks, Inc., as assignee of Grande Communications, Inc., as amended by the letter dated December 16, 2002, the letter dated February 20, 2004, the letter dated August 10, 2004, and Amendment No. 4 dated August 13, 2004.

10.2	Amendment No. 4, dated as of August 13, 2004, to the System Purchase Agreement, dated October 29, 2001, by and between Tellabs North America, Inc., as the successor-in-interest to Advanced Fibre Access Corporation, the assignee of Marconi Communications, Inc., and Grande Communications, Inc., as amended by the letter dated December 16, 2002, the letter dated February 20, 2004 and the letter dated August 10, 2004.